Exhibit 10.6

AMENDMENT NO. 2

TO

EMPLOYMENT AGREEMENT

This Amendment No.2 to the Employment Agreement (“Amendment”), dated September 26, 2016, is by and between Drone Aviation Holding Corp., a Nevada corporation with an address 11651 Central Parkway #118, Jacksonville, FL 32224 (the “Company”), and Kendall Carpenter (the “Executive”).

WHEREAS, the parties entered into an Employment Agreement on May 18, 2015 (the “Employment Agreement”); and

WHEREAS, the parties entered into an Amendment No. 1 on April 27, 2016 (Carpenter Amendment No. 1); and

WHEREAS, the parties wish to further amend the Employment Agreement as set forth below, with the understanding that all other provisions of the Employment Agreement shall remain unchanged;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the parties hereto agree as follows:

1.	Section 3 of the Employment Agreement- Term of Employment- is hereby extended from May 18, 2018 to December 31, 2018.

2.	The terms and conditions of all other sections of the Employment Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first stated above.

DRONE AVIATION HOLDING CORP.

By:	/s/ Jay H. Nussbaum
Name:	Jay H. Nussbaum
Title:	Chief Executive Officer

By:	/s/ Kendall W. Carpenter
Name:	Kendall W. Carpenter